BLACKROCK FUNDSSM

EQUITY, BOND AND MONEY MARKET PORTFOLIOS/INVESTOR CLASSES

SUPPLEMENT TO PROSPECTUSES

The Board of Trustees of BlackRock Funds has voted to eliminate the 0.15% shareholder processing fee applicable to Investor A, B and C Shares effective July 1, 2004. Net expenses will remain capped at the levels, and for the time periods, shown in the funds’ expense tables. As a result, the reduction to net expenses (after waivers and expense reimbursements) upon eliminating this fee may be less than 0.15%.

This Supplement is dated June 28, 2004.

BLACKROCK FUNDSSM

EQUITY, BOND AND MONEY MARKET PORTFOLIOS/SERVICE CLASS

SUPPLEMENT TO PROSPECTUSES

The Board of Trustees of BlackRock Funds has voted to (i) eliminate the 0.15% shareholder processing fee applicable to Service Shares and (ii) increase the shareholder service fee from 0.15% to 0.25%, effective July 1, 2004. Net expenses will remain capped at the levels, and for the time periods, shown in the funds’ expense tables. As a result, the reduction to net expenses (after waivers and expense reimbursements) upon changing these fees may be less than 0.05%.

This Supplement is dated June 28, 2004.

BLACKROCK FUNDSSM

MONEY MARKET PORTFOLIOS/HILLIARD LYONS CLASS

SUPPLEMENT TO PROSPECTUS

The Board of Trustees of BlackRock Funds has voted to eliminate the 0.15% shareholder processing fee applicable to Hilliard Lyons Shares effective July 1, 2004. Net expenses will remain capped at the levels, and for the time periods, shown in the funds’ expense tables. As a result, the reduction to net expenses (after waivers and expense reimbursements) upon eliminating this fee may be less than 0.15%.

This Supplement is dated June 28, 2004.